Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2025
Investments in associates and joint ventures
Investments in associates and joint ventures

12 Investments in associates and joint ventures

	2025	2024
	$m	$m
At 1 January	268	147
Additions	14	158
Share of after tax losses	(7)	(28)
Exchange and other adjustments	27	(9)
At 31 December	302	268

On 22 May 2024, AstraZeneca entered into an agreement with Fuse Biosciences (Cayman) Limited to acquire equity. Under the terms of the agreement, AstraZeneca contributed $11m in initial funds, holds 25% board representation, and holds an 18.75% interest in the associate entity.

On 1 November 2023, AstraZeneca entered into an agreement with Cellectis S.A., a clinical-stage biotechnology company, to accelerate the development of next generation therapeutics in areas of high unmet medical need, including oncology, immunology and rare diseases. Under the terms of the agreement, AstraZeneca contributed $80m in funds for a 22% interest in the associate entity. On 22 May 2024, a further contribution of $140m was made for a further 22% interest. AstraZeneca holds a 44% interest in the associate entity.

On 1 December 2020, AstraZeneca and China International Capital Corporation (CICC) entered into an agreement to set up a Global Healthcare Industrial Fund to drive healthcare system innovation by leveraging local capital and accelerating China-related innovation incubation. The agreement resulted in the formation of a new entity, Wuxi AstraZeneca-CICC Venture Capital Partnership (Limited Partnership). AstraZeneca holds a 22% interest in the associate entity and has contributed $74m in cumulative funds to date.

On 23 September 2021, AstraZeneca entered into an agreement with VaxEquity Limited (VaxEquity) to collaborate and develop self-amplifying RNA technology with the aim of generating treatments for target diseases. AstraZeneca contributed $14m in initial funds and holds a 40% interest in the associate entity. On 21 April 2025, VaxEquity was dissolved.

All investments are accounted for using the equity method. At 31 December 2025, unrecognised losses in associates and joint ventures totalled $209m (2024: $177m) which have not been recognised due to the investment carrying value reaching $nil value.

Aggregated summarised financial information for the associate and joint venture entities is set out below:

	2025	2024
	$m	$m
Non-current assets	690	577
Current assets	756	508
Total liabilities	(553)	(516)
Net assets	893	569
Amount attributable to AstraZeneca	122	131
Goodwill	161	152
Exchange adjustments	19	(15)
Carrying value of investments in associates and joint ventures	302	268

Joint contractual arrangements were entered into between AstraZeneca and Daiichi Sankyo, Inc. (Daiichi Sankyo); in March 2019 for the co-development and co-commercialisation of Enhertu and in July 2020 for the co-development and co-commercialisation of Datroway. Each party shares global pre-tax net income from the collaboration on a 50:50 basis (with the exception of Japan where Daiichi Sankyo maintains exclusive rights and AstraZeneca receives a royalty). The joint operation is not structured through a separate legal entity, and it operates from AstraZeneca and Daiichi Sankyo’s respective principal places of business.